SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2004
                                                          ---------------


                        GENERAL DATACOMM INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-8086                    06-0853856
 ----------------------------     -------------           ----------------------
 (State or other jurisdiction     (File Number)              (I.R.S. Employer
       of incorporation)                                  identification number)


                      6 Rubber Avenue, Naugatuck, CT 06770
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (203) 729-0271
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

         On August 25 and 26, 2004 the Company terminated 19 employees, representing approximately 19% of its Company-wide workforce. The Company will not record any charge as a result of the terminations.

         The action to reduce operating costs was taken in response to continued declining revenues due in part to continuing difficult market conditions in the telecommunications industry.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GENERAL DATACOMM INDUSTRIES, INC.


                                       By: /s/ WILLIAM G. HENRY
                                           -------------------------------------
                                           William G. Henry
                                           Vice President and Principal
                                           Financial Officer

August 30, 2004

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